Exhibit 10.423

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 12th day of October, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and INLAND WESTERN DENTON CROSSING LIMITED PARTNERSHIP, an Illinois limited partnership (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as under that certain Agreement of Purchase and Sale dated August 20, 2004, as amended, entered into by ORIX HUNT DENTON VENTURE, an Illinois general partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Denton, Texas.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

(signature page follows)

SIGNATURE PAGE FOR

ASSIGNMENT OF CONTRACT BETWEEN

INLAND REAL ESTATE ACQUISITIONS, INC.

AND INLAND WESTERN DENTON CROSSING LIMITED PARTNERSHIP

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Mark Youngman
Name:	Mark Youngman
Title:	Vice President

ASSIGNEE:

INLAND WESTERN DENTON CROSSING LIMITED PARTNERSHIP, an Illinois limited partnership

By:		Inland Western Denton Crossing GP, L.L.C., a Delaware limited liability company

By:	Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Valerie Medina
	Name:	Valerie Medina
	Title:	Asst. Secretary